EXHIBIT 10.4

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COLLABORATION AND LICENSE AGREEMENT

This COLLABORATION AND LICENSE AGREEMENT (this “Agreement”) is entered into effective as of September 24th, 2010 (the “Effective Date”) by and between

Sanofi-Aventis (“Sanofi-Aventis”) having its principal place of business at 174 avenue de France, 75013 Paris, France

and

Sanofi-Pasteur SA (“Sanofi-Pasteur”), having its principal place of business at 2 avenue Pont Pasteur, 69007 Lyon, France on one side,

Sanofi-Aventis and Sanofi-Pasteur being also hereinafter collectively designated as “Sanofi”

and

Pieris AG (“Pieris”), having a place of business at Lise-Meitner-Str. 30, 85354 Freising, Germany,

on the other side.

Sanofi and Pieris shall also each individually be referred to herein as a “Party”, and shall be referred to jointly as the “Parties”.

RECITALS

WHEREAS, the Parties desire to collaborate upon a research and development project for the purpose of using Pieris’ proprietary Anticalin® technology to discover and optimize certain Program Compound(s) (as defined below).

WHEREAS, the Parties intend that Sanofi shall have exclusive right to Program Compounds generated within a Program for further development and commercialization of Licensed Compound(s) and Licensed Product(s) within the Field (as defined below) against the payment of milestones and royalties to Pieris.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the Parties hereby agree as follows:

SECTION 1

DEFINITIONS

For purposes of this Agreement, the terms defined in this Section 1 and used in the Agreement with a capital initial letter shall have the respective meanings set forth below. Unless the context clearly and unambiguously requires otherwise, references to the singular include the plural and vice versa.

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1.1 “Affiliate” shall mean, with respect to any person or entity, any other person or entity, which directly or indirectly controls, is controlled by, or is under common control with, such person or entity. A person or entity shall be regarded as in control of another person or entity if it owns, or directly or indirectly controls, more than fifty percent (50%) of the voting stock or other ownership interest of the other person or entity, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other person or entity by any means whatsoever.

1.2 “Anticalin” shall mean any protein derived from any lipocalin by Pieris’ proprietary technology of selecting a [***] lipocalin mutein [***] as defined by the Pieris Background IP.

1.3 “Anticalin Technology” shall mean the Anticalin technology Pieris will apply to each Program, as defined in Exhibit 1.3 (as such Exhibit may be updated for some or all Programs to include Anticalin Technology Improvement IP that has been agreed by the Parties to be applied under Phase A of any Program, as described in Section 6.3.1(b)).

1.4 “Anticalin Technology Improvement IP” shall mean any Intellectual Property [***]of any Program, while working on such Program, that (i) [***] and (ii) [***].

1.5 “BLA/NDA” shall mean a Biologics License Application, New Drug Application, Product License Application or any similar application for Marketing Authorization submitted to the FDA or any comparable application for Marketing Authorization in any other country.

1.6 “[***]” shall mean [***].

1.7 “Commercially Reasonable and Diligent Efforts” shall mean the level of effort, budget and resources normally used by a company of [***] for a product or compound owned or controlled by it, which is of similar market potential and at a similar stage in its development or product life, taking into account with respect to a product issues of safety and efficacy, product profile, the proprietary position of the product, the then-current competitive environment for the product and the likely timing of the product(s) entry into the market, the regulatory environment of the product and other relevant scientific technical and commercial factors. For the avoidance of doubt, the fact that [***] shall not constitute a factor to be taken into account in the determination of “Commercially Reasonable and Diligent Efforts”.

1.8 “Confidential Information” shall have the meaning set forth in Section 8.1.

1.9 “Control” (whether used as a noun or as a verb) shall mean, with respect to a Party, the ownership of, or possession of the ability to license or sublicense, Intellectual Property, in any case without violating the terms of any agreement binding on such Party.

1.10 “Development Plan” shall mean a written development work plan relating to a Program which describes the work to be performed [***]. Any Development Plan shall cover the aspects and activities described in Exhibit 1.10, to the extent appropriate with respect to the concerned Licensed Compound(s) and subject to Sections 4.2 and 4.4.

1.11 “[***]” shall mean [***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.12 “EMA” shall mean the European Medicines Agency or any successor agency thereto.

1.13 “Effective Date” shall have the meaning set forth in the introductory paragraph of the Agreement.

1.14 “FDA” shall mean the United States Food and Drug Administration or any successor agency thereto.

1.15 “Field” shall mean any use of any Licensed Compound and/or Licensed Product for [***].

1.16 “[***]” shall mean, with respect to a Licensed Product, [***]. For the avoidance of doubt, [***].

1.17 “Foreground IP” shall mean any Intellectual Property conceived, developed or reduced to practice in connection with the activities performed under this Agreement.

1.18 “FTE” shall mean the equivalent of [***] full-time researcher of Pieris involved in [***]of a Program, taking into consideration statutory holidays and paid annual leave.

1.19 “[***]” shall mean [***].

1.20 “[***]” shall mean [***] which shall be defined in more detail in the Program Plan of each Program initiated by Sanofi pursuant to Section 2.6(b).

1.21 “[***]” shall mean [***].

1.22 “Indication” shall mean [***].

1.23 “[***] Program” shall mean any Program comprising one or more Anticalins or [***] directed against a Target [***].

1.24 “Intellectual Property” shall mean, with respect to any product or technology, (a) all Patent Rights which claim or cover such product technology, (b) all other intellectual property rights relating to such product or technology, including without limitation legally protected trade secrets, copyrights, trademarks and other intellectual property rights of any kind, and (c) all Know-How relating to such product or technology.

1.25 “Know-How” shall mean any information and materials, whether proprietary or not and whether patentable or not, including without limitation ideas, concepts, formulas, methods, protocols, procedures, knowledge, know-how, trade secrets, processes, assays, skills, experience, techniques, designs, compositions, plans, documents, results of experimentation and testing, including without limitation, pharmacological, toxicological, and pre-clinical and clinical test data and analytical and quality control data, improvements, discoveries, works of authorship, compounds and biological materials, which are non-obvious in view of the literature, confidential, substantial and identified in any appropriate form, and communicated by one Party to the other hereunder.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.26 “Licensed Compound” shall mean any [***] in connection with the corresponding Program, for as long as (i) [***] pursuant to Section 4.3 and (ii) [***] pursuant to Section 4.

1.27 “Licensed Product” shall mean any product which comprises at least [***] Licensed Compound[***] under this Agreement. For the avoidance of doubt, [***].

1.28 “Marketing Authorization” shall mean collectively any Contingent Marketing Authorization or any Non-Contingent Marketing Authorization.

1.28.1 “Contingent Marketing Authorization” shall mean any approval (including all applicable pricing and governmental reimbursement approvals) required from the relevant Regulatory Authority to market and sell a Licensed Product in a particular country or jurisdiction, which approval (i) under FDA jurisdiction is pursuant to 21 CFR 314.510 (Subpart H) for new drug applications (NDAs) or 21 CFR 601.41 (Subpart E) for biologics license applications (BLAs) or (ii) under EMA jurisdiction is a “conditional approval” where the EMA Committee for Medicinal Products for Human Use (CHMP) adopts a positive opinion on data which, while not yet comprehensive, indicate that the medicine’s benefits outweigh its risks. For the avoidance of doubt, the requirement by the FDA (or any foreign equivalent) to conduct a “Risk Evaluation & Mitigation Strategy” under the Food and Drug Administration Amendments Act (FDAAA) of 2007 (as amended from time to time) as part of such approval shall, without more, not render the approval as a Contingent Marketing Authorization.

1.28.2 “Non-Contingent Marketing Authorization” shall mean any approval (including all applicable pricing and governmental reimbursement approvals) required from the relevant Regulatory Authority to market and sell a Licensed Product in a particular country or jurisdiction, which approval is not a Contingent Marketing Authorization.

1.29 “Net Sales” shall mean, with respect to any Licensed Product sold by a Sanofi Party to any party who is not a Sanofi Party, the price, converted in Euros pursuant to Section 5.10.1, invoiced by such Sanofi Party to the Third Party (or in the case of a sale or other disposal otherwise than at arm’s length, the price which would have been invoiced in a bona fide arm’s length contract or sale) but deducting

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***];

(v)	[***];

(vi)	[***].

(a) In the event that the Licensed Product is sold in the form of a [***], Net Sales will be determined by multiplying actual Net Sales [***] If, on a [***] basis, the [***], Net Sales shall be determined by multiplying actual [***] in accordance with the Third Party expert proceedings set forth in Section 13.3.4).

(b) In the event that the Licensed Product [***], Net Sales shall be determined by a multiplying actual Net Sales of such [***], by a neutral Third Party in the absence of such mutual agreement, by a neutral Third Party in accordance with the Third Party expert proceedings set forth in Section 13.3.4), provided, however, that (i) [***] and (ii) Pieris shall at all times be entitled to receive at least a royalty of [***] calculated in accordance with the first paragraph of this Section 1.29.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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For the avoidance of doubt, (a) and (b) shall apply cumulatively.

1.30 “Patent Rights” shall mean, with respect to any technology or product, (a) all patent applications heretofore or hereafter filed or having legal force in any country to the extent and only to the extent they claim or cover such technology or product or the use thereof, (b) all patents that have issued or in the future issue from such applications, including without limitation utility, model and design patents and certificates of invention, and (c) all divisionals, continuations, continuations-in-part, supplemental protection certificates, reissues, reexaminations, renewals, extensions or additions to any such patent applications and patents.

1.31 “Phase I Clinical Trial” shall mean one or more human clinical studies in any country designed to evaluate the safety, tolerability and pharmacokinetics effect of a drug in volunteer subjects or patients that would satisfy the requirements of 21 CFR 312.21(a), or other comparable regulation imposed by the FDA, the EMA or their foreign counterparts.

1.32 “Phase II Clinical Trial” shall mean one or more controlled human clinical studies conducted to evaluate the effectiveness of the drug for a particular indication in patients with the disease or condition under study and/or to determine the common short-term side effects and risks associated with a drug that would satisfy the requirements of 21 CFR 312.21(b) or other comparable regulation imposed by the FDA, the EMA or their foreign counterparts.

1.33 “Phase III Clinical Trial” shall mean one or more expanded human clinical studies intended to gather additional information about effectiveness and safety needed to evaluate the overall benefit-risk relationship of a drug for a particular indication that would satisfy the requirements of 21 CFR 312.21(c) or other comparable regulation imposed by the FDA, the EMEA or their foreign counterparts. For the avoidance of doubt, a “Phase III Clinical Trial” may encompass multiple studies to be performed at different clinical sites.

1.34 “Phase A” shall mean, under each Program, the phase that [***].

1.35 “Phase B” shall mean, under each Program, [***] of this Agreement.

1.36 “PhD” shall mean any employee or other individual acting on behalf of or for the account of Pieris that has a university degree (such as a PhD or a diploma).

1.37 “Pieris Background IP” shall mean Pieris Background Know-How and Pieris Background Patent Rights.

1.38 “Pieris Background Know-How” shall mean all Know-How Controlled by Pieris as of the Effective Date related to the Anticalin Technology.

1.39 “Pieris Background Patent Rights” shall mean, individually and collectively, all Patent Rights listed in Exhibit 1.39 (as such Exhibit may be updated for some or all Programs to include Anticalin Technology Improvement IP that have been agreed by the Parties to be applied under Phase A of any Program, as described in Section 6.3.1(b)).

1.40 “Pieris Foreground IP” shall mean all Foreground IP [***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.41 “Pieris Licensed IP” shall mean the Pieris Background IP and the Pieris Foreground IP.

1.42 “Pieris Valid Patent Claim” shall mean, with respect to the Patent Rights to which Sanofi has been granted license rights under Section 6.3, a claim of an issued and unexpired patent, which claim has not been held invalid or unenforceable in a final decision of a court or administrative authority of competent jurisdiction from which decision no appeal may be taken, and, for those jurisdictions where re-issue, re-examination, disclaimer or similar proceedings are available, which claim has not been disclaimed or admitted or determined to be invalid or unenforceable through reissue, re-examination, disclaimer or otherwise.

1.43 “Program” shall mean a therapeutic Anticalin research, development and/or commercialization program comprising either (i) one or more Anticalins directed against a Target or (ii) a [***].

1.44 “Program Compound” shall mean, for each Program, (i) [***] which is conceived, reduced to practice and/or developed [***] and which [***]) in accordance with the specifications agreed under the relevant Program Plan (as well as any fragments or derivates thereof); and (ii) [***].

1.45 “Program Plan” shall mean the written research work plan agreed between the Parties pursuant to Section 2.3 which defines (i) the work to be performed in Phase A of the relevant Program, (ii) [***], (iii) [***], and (iv) [***] [***]. The Program Plan for the first two Targets is attached hereto as Exhibit 1.45.

1.46 “Program Request” shall have the meaning set forth in Section 2.1.

1.47 “Program Response” shall have the meaning set forth in Section 2.2.

1.48 “Program Term” shall have the meaning set forth in Section 12.2.

1.49 “Regulatory Authority” shall mean the FDA, the EMA or any supranational, national or local agency, authority, department, inspectorate, minister, ministry official, parliament or public or statutory person (whether autonomous or not) of any government of any country having jurisdiction over any of the activities contemplated by this Agreement or the Parties, or any successor bodies thereto.

1.50 “Royalty Term” shall have the meaning set forth in Section 5.8.

1.51 “Sanofi Background IP” shall mean all Intellectual Property Controlled by Sanofi or any of its Affiliates which has been introduced by Sanofi into a Program.

1.52 “Sanofi Foreground IP” shall mean all Foreground IP [***].

1.53 “Sanofi Party” shall mean Sanofi, its Sublicensee(s) and any of Sanofi’s or Sublicensee’s Affiliates.

1.54 “Sanofi Valid Patent Claim” shall mean, with respect to the Patent Rights to which Sanofi has been granted license rights under Section 12.5.6, a claim of an issued and unexpired patent, which claim has not been held invalid in a final decision of a court

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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or administrative authority of competent jurisdiction from which no appeal may be taken, and which claim has not been disclaimed or admitted to be invalid or unenforceable through reissue or otherwise.

1.55 “Steering Committee” shall mean the committee established pursuant to Section 11.1 for the purpose of (a) directing, coordinating and supervising the research and development program under a Program until the commencement of the first Phase I Clinical Trial under such Program, and (b) exchanging information and strategies regarding Sanofi’s further research, development and commercialization of Licensed Products under a Program after the commencement of the first Phase I Clinical Trial under such Program.

1.56 “Sublicensee” shall have the meaning set forth in Section 6.3.2(b).

1.57 “Success Criteria” shall mean the success criteria [***] a Program Plan [***], which shall be agreed in the relevant Program Plan.

1.58 “[***]” shall mean, [***] concerning a Program, the [***]. For the purpose of the preceding sentence, “[***]” shall mean [***]; whether [***] shall be agreed between the Parties prior to the initiation of the relevant clinical trial. For the avoidance of doubt, [***] in accordance with the above definition, then “[***]” shall have occurred [***].

1.59 “Target” shall mean, for each Program, [***]. Accordingly, a Target may be [***], such as [***], but a Target may not [***]. By way of example, a Target may comprise [***].

1.60 “Terminated Program” shall have the meaning set forth in Section 12.5.

1.61 “Territory” shall mean [***].

1.62 “Third Party” shall mean any entity or person other than Sanofi or Pieris or their respective Affiliates.

SECTION 2

TARGET SELECTION AND PROGRAM INITIATION

2.1 Program Request by Sanofi. For each Program that Sanofi wishes to initiate as permitted under Section 2.6 of the Agreement, Sanofi shall submit to Pieris a Program and license request on a signed copy of the Program Request Form set forth in Exhibit 2.1, specifying the proposed Target (or [***]) in as much detail as is reasonably possible (“Program Request”).

2.2 Program Response by Pieris. Pieris shall promptly review each Program Request and shall provide a written notice to Sanofi within [***] days after its receipt of such Program Request, specifying whether or not the requested Program and license is available (“Program Response”). Provided that the Target proposed by Sanofi is not the subject matter of, [***] or (ii) [***], Pieris shall confirm, counter-sign and return to Sanofi the Program Request, and such Target shall, retroactively upon the day of the Program Request, be automatically licensed to Sanofi as specified in Section 6.3.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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2.3 Establishment of Program Plan. If Pieris issues a positive Program Response pursuant to Section 2.2 above, the Steering Committee shall agree in good faith on a Program Plan in relation to the relevant Program in accordance with Section 11.1.2(a). The Program Plan shall be signed by authorized representatives of both Parties. Following the execution of the Program Plan, the Program Plan may [***] be amended by (i) [***] or (ii) [***].

2.4 Replacement Option of Sanofi. If (i) Pieris issues a negative Program Response pursuant to Section 2.2 or (ii) the Steering Committee cannot agree on a Program Plan pursuant to Section 2.3 within [***] days from a positive Program Response, Sanofi shall have the right to replace the affected Program proposal by submitting a Program Request for a different Target ([***]). In the event of any such replacement, Sections 2.1 to 2.4 shall apply accordingly to the replacement Program proposed by Sanofi.

2.5 Replacement Option for [***] Programs. If a Program is an [***] Program and if, [***], the Licensed Compound(s) selected by Sanofi [***], Sanofi will be allowed to replace the original Program by a Program relating to another Target ([***]. The above replacement option must be exercised by Sanofi within [***] months following [***]. Sections 2.1 to 2.4 shall apply accordingly to Sanofi’s proposal for the replacing Program. [***].

2.6 Allocation of Committed and Optional Programs.

(a) Prior to the Effective Date, Sanofi has submitted to Pieris two (2) Program Requests and Pieris has issued two (2) positive Program Responses. Those two (2) Programs are listed in Exhibit 2.6.

(b) Sanofi shall have the right (but not the obligation) to propose (i) one (1) or two (2) Program Requests between the [***] anniversary and the [***] anniversary of the Effective Date and (ii) one (1) or two (2) further Program Requests between the [***] and the [***] anniversary of the Effective Date (and if Pieris issues a negative Program Response pursuant to Section 2.2 for any of these Program Requests, then Sanofi shall have the right to promptly submit a replacement request in accordance with Section 2.4 until Pieris issues a respective positive Program Response).

SECTION 3

PHASE A - GENERATION OF PROGRAM COMPOUND(S) BY PIERIS

3.1 Goal of Phase A. Under each Program, the goal of Phase A is to discover, research and develop one or more Program Compounds from which Sanofi may further develop and commercialize the Licensed Product(s). Unless otherwise agreed in the relevant Program Plan, Phase A of each Program shall commence upon a positive Program Response by Pieris.

3.2 Conduct of Phase A Research. In Phase A of each Program, Pieris shall use its [***] to discover, research, develop and deliver to Sanofi one or more Program Compounds that meet the Success Criteria agreed under such Program.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.3 Support Obligations of Sanofi. Sanofi shall (i) provide all reasonable assistance to Pieris in connection with Pieris’ performance of its obligations under the Program Plan ([***]) and (ii) provide to Pieris such materials and information required to be provided by Sanofi under the Program Plan. Pieris shall use such materials and information only to perform its obligations and permitted activities under the Program Plan or this Agreement.

3.4 Results and Reporting Under Phase A. Pieris shall keep Sanofi fully informed as to its progress, results, status and plans for performing and implementing the Program Plan. Such information shall be given during the quarterly Steering Committee meetings or more often, as necessary. Upon the completion of Phase A, Pieris will deliver to Sanofi [***] Program Compound(s) generated during Phase A, as further specified in the Program Plan, and provide to Sanofi a written summary report of its Phase A activities.

3.5 Maintenance of Records. Pieris shall maintain records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall reflect the work done and the results achieved in the performance of the Program [***]. Pieris shall also keep appropriate records of the FTEs utilized for a Program and the costs associated therewith, and evidence that the work was conducted at a professional standard accepted in the scientific community in accordance with the requirements of the Program Plan. Pieris shall make such records available for inspection upon reasonable written request of Sanofi (but not more than twice per calendar year and not more than once in relation to the same time period) for the purpose of ensuring Pieris’ compliance with its research obligations hereunder. Upon request by Sanofi, Pieris shall deliver to Sanofi copies of all records described in this Section, provided that Sanofi shall reimburse Pieris for reasonable costs incurred in providing such copies to Sanofi. This obligation shall survive any termination of a Program for a period of [***] years following such termination.

3.6 Termination by Pieris. Pieris shall be entitled to terminate its research and development activities under Phase A under any Program if [***]. Unless otherwise agreed in the relevant Program Plan, [***].

3.7 End of Phase A. For each Program, Pieris’ obligation to use [***] to discover, research, develop and deliver Program Compounds to Sanofi shall end upon the date that (i) Pieris has completed delivery of one or more Program Compound(s) [***] or (ii) [***] or (iii) [***].

SECTION 4

PHASE B – DEVELOPMENT AND COMMERCIALIZATION BY SANOFI

4.1 Decision Point for Sanofi. Following the end of Phase A of each Program, Sanofi shall inform Pieris by written notice within [***] days whether it wishes to enter into Phase B of the relevant Program. In the event that [***]. In such event, [***].

4.2 Development by Sanofi. If Sanofi informs Pieris in writing that it wishes to enter into Phase B in accordance with Section 4.1 above, (i) the Steering Committee shall review and comment on the Development Plan established by Sanofi for the development of one or more Licensed Products under Phase B of such Program and (ii) Sanofi shall use Commercially Reasonable and Diligent Efforts to develop [***] Licensed Product in [***] in accordance with the Development Plan.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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4.3 Selection [***] of Licensed Compound(s). If Pieris has delivered more than one Program Compound during Phase A, then Sanofi shall select one or more Program Compound(s) to become the “Licensed Compound(s)” within [***] days of its decision to enter Phase B by delivery of written notice to Pieris identifying the applicable Program Compound(s). Notwithstanding the foregoing, [***].

4.4 Results and Reporting by Sanofi. During Phase B of each Program, Sanofi shall keep Pieris reasonably informed as to its progress, results, status and plans for performing the development under Phase B by delivering to Pieris a written report no later than [***] days following the end of [***]. Each such written report shall be sufficiently detailed to demonstrate that Sanofi continues to apply Commercially Reasonable and Diligent Efforts in relation to the relevant Program in accordance with the Development Plan, which may be updated from time to time as appropriate. In addition, Sanofi shall provide Pieris with (i) [***] and (ii) upon request of Pieris [***], [***].

4.5 Remedy for Failing to Meet Obligations; Procedure. In the event that Pieris believes that Sanofi has failed to comply with its diligence obligations under Section 4.2, Pieris shall notify Sanofi in writing. [***] upon the expiration of the [***]day period provided within Section 12.3.2, unless Sanofi (i) has remedied the alleged failure in complying with its diligence obligations within such [***] day period (for the avoidance of doubt, “[***]) or (ii) by written notice reasonably disputes that it has failed to comply with its diligence obligations and provides Pieris with specific documents evidencing how Sanofi complied with its diligence obligations under Section 4.2. If Pieris receives notice within the above [***] day time period that Sanofi reasonably disputes that it has failed to comply with its diligence obligations under Section 4.2, and the Parties cannot reach agreement with respect to such Dispute (as defined in Section 13.3) as set forth in Section 13.3.1, Pieris shall [***] this Agreement shall be terminated pursuant to Section 12.3.2 if and when[***] there is a final determination that Sanofi has failed to comply with its diligence obligations under Section 4.2 and has not remedied its failure in complying with its diligence obligations within the above [***] day period.

4.6 Maintenance of Records. Sanofi shall maintain records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall reflect the work done and the results achieved in the performance the development under Phase B [***]. This obligation shall survive any termination of a Program for a period of [***].

4.7 Support Services by Pieris. Upon Sanofi’s request, Pieris will [***] support Sanofi in its development activities under Phase B. Any such development support shall be agreed between Sanofi and Pieris in writing and shall be charged by Pieris to Sanofi at Pieris’ then-current FTE rates.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SECTION 5

FINANCIAL PROVISIONS

5.1 Upfront Payments.

5.1.1 Signing Fee. In consideration of the rights granted hereunder, the designation of two (2) Programs in accordance with Section 2.1 and the option to designate additional Program proposals in accordance with Section 2.6, Sanofi shall pay to Pieris an irrevocable upfront payment in the amount of three million five hundred thousand Euro (EUR 3,500,000) within [***] days following the Effective Date.

5.1.2 Upfront Payment for Additional Programs. If and to the extent Sanofi exercises any of its options to designate additional Programs under Section 2.6(b) above, Sanofi shall pay to Pieris [***] payments of [***]. Each such [***] payment shall become due and payable within [***] days after a positive Program Response of Pieris for such Program and agreement on the Program Plan has been reached between Pieris and Sanofi.

5.1.3 Upfront Payment for Replacements of [***] Programs. If Sanofi replaces any [***] Program in accordance with Section 2.5 above, Sanofi shall pay to Pieris an additional irrevocable upfront payment in the amount of [***]. Such additional upfront payment shall become due and payable within [***] days after a positive Program Response of Pieris for the replacing Program and agreement on the Program Plan has been reached between Pieris and Sanofi.

5.2 Research Funding.

5.2.1 FTE Rates. Sanofi shall pay to Pieris research funding for the FTEs agreed for Phase A of a Program under the relevant Program Plan in the following amounts: (i) PhDs: [***] Euro (EUR [***])[***], and (ii) technicians: [***] Euro (EUR [***])[***]. The research funding shall become due and payable pro rata in advance on a calendar half-year basis (or pro rata temporis, where applicable) for all activities to be performed by Pieris according to the Program Plan during such calendar half-year, as set forth in the corresponding Program Plan.

5.2.2 Reference Resources Required. By way of reference, the Parties estimate that [***] FTEs [***] for a period of about [***] months represents the resource required for a standard Program targeting [***].

5.2.3 Committed Resources. Beginning on the Effective Date, Sanofi shall fund and Pieris shall devote [***] for [***] months of the Agreement. FTE payments for Programs other than the [***] Programs shall become due upon the date of initiation of the relevant Phase A as defined in Section 3.1 and payable [***] days thereafter. All subsequent payments shall become due and payable upon the respective anniversary of such initiation date.

5.3 R&D Milestone Payments.

5.3.1 Phase A Research Milestones. With respect to any Program initiated by Sanofi pursuant to Section 2.6(b) only (including replacement Programs for such additional Programs under Section 2.5), Sanofi shall pay to Pieris a [***] milestone payment of [***] Euro (EUR [***]) per Program upon Pieris’ achievement of [***]. Such milestone payment shall become due and payable within [***] days following Pieris’ written report to Sanofi evidencing the achievement of [***]. For the avoidance of doubt, [***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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5.3.2 Phase B Research Milestones. Within [***] days of [***] of any of the following milestone events with respect to a Licensed Compound within a Program, Sanofi shall make the following payments to Pieris on a [***] basis (for the avoidance of doubt, [***] [***]. For further clarity, [***]; [***]):

Milestone Payment		Milestone Event
EUR	[***]	[***]
EUR	[***]	[***]
EUR	[***]	[***]

5.4 Development Milestone Payments.

5.4.1 Development Milestone Payments for [***]. Within [***] days [***] of any of the following milestone events with respect to a Licensed Product for [***], Sanofi shall make the following payments to Pieris on a [***] basis (for the avoidance of doubt, [***], i.e. [***].)

Milestone Payment		Milestone Event
EUR	[***]	[***]
EUR	[***]	[***]
EUR	[***]	[***]
EUR	[***]	[***]
EUR	[***]	[***]
EUR	[***]	[***]
EUR	[***]	[***]

5.4.2 Milestone Payments for Contingent Marketing Authorization. Upon approval for Marketing Authorization from [***], which would trigger a payment under Section 5.4.1 or 5.4.3, the amount due shall be reduced by [***], to the extent the Marketing Authorization is a Contingent Marketing Authorization; and the remaining [***] of such payment shall become due at the date at which a Non-Contingent Marketing Authorization has been granted for the relevant Licensed Product by the relevant Regulatory Authority.

5.4.3 Development Milestone Payments for [***]. Upon [***] of any of the milestone events defined in Section 5.4.1 with respect to a Licensed Product under the same Program as a result of development in [***], Sanofi shall make to Pieris a milestone payment in the amount of [***] of the amount indicated for the relevant milestone in Section 5.4.1. Upon [***] of any of the milestone events defined in Section 5.4.1 with respect to a

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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Licensed Product under the same Program as a result of development in [***], Sanofi shall make to Pieris a milestone payment in the amount of [***] of the amount indicated for the relevant milestone in Section 5.4.1. [***] of any of the milestone events defined in Section 5.4.1 with respect to the same Licensed Product. For the avoidance of doubt, if, for example, [***] set forth in Section 5.4.1[***] set forth in this Section 5.4.3 [***].

5.5 Sales Milestones. Within [***] days of [***] of any of the following milestone events with respect to a Licensed Product, Sanofi shall make the following payments to Pieris on a [***] basis, it being expressly understood and agreed that each of the following sales milestones shall [***]:

Amount		Milestone Event
EUR	[***]	[***]
EUR	[***]	[***]
EUR	[***]	[***]

5.6 Reporting on Milestone Achievement. Sanofi shall provide written notice to Pieris (i) of any occurrence of any of the milestones set forth in Sections 5.3.2 and 5.4.1 above no later than [***] days following the occurrence of the relevant milestone and (ii) of any occurrence of any of the milestones set forth in Section 5.5 above no later than [***] days following the year during which the corresponding milestone has been achieved. In addition, Sanofi shall inform Pieris promptly in writing if [***] within [***] days from [***]. For the avoidance of doubt, the [***] shall be [***]. Upon receipt of any of the aforesaid notices, Pieris shall send Sanofi-Aventis or Sanofi-Pasteur, as applicable, a corresponding invoice, which shall payable within [***] days.

5.7 Royalties. Sanofi shall pay to Pieris the following royalties on Net Sales on a [***] basis:

Worldwide Annual Net Sales of Respective Licensed Product	Royalty Rate
[***]	[***	]%
[***]	[***	]%
[***]	[***	]%
[***]	[***	]%

(Example: If, [***], [***], the royalty payable to Pieris will be: EUR [***] x [***] % + EUR [***]x [***] % + EUR [***] x [***] % + EUR [***] x [***] %.)

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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The above royalty rates shall be reduced by [***] ([***] %) on a [***] basis in each country in [***].

5.8 Duration of Royalty Payments. The royalties payable by Sanofi to Pieris pursuant to Section 5.7 shall be payable on a [***] basis for a period [***] (the “Royalty Term”): (i) [***] years [***], and (ii) the [***]. At the expiration of the [***], Sanofi shall [***]. Notwithstanding the foregoing, on a [***] basis, in the event that, [***], one or more Third Parties other than a Sanofi Party sell a Generic Product (as defined below) in any country in which a Licensed Product is then being sold by a Sanofi Party or its agents or distributors, then the royalty rate otherwise applicable to the Net Sales of the Licensed Product in such country shall be adjusted [***] in such country as follows: (i) if during [***] in which the Generic Product was introduced and any of the [***] in which the Generic Product was introduced the aggregate Net Sales of the Licensed Product by all Sanofi Parties in such country decrease by less than [***] of the [***] Net Sales on the [***] in which the Generic Product was introduced, there shall be no adjustment to the royalty rate, (ii) if during [***] in which the Generic Product was introduced and any of [***] in which the Generic Product was introduced the aggregate Net Sales of the Licensed Product by all Sanofi Parties in such country decrease by [***] or more but less than [***] of the average Net Sales on [***] in which the Generic Product was introduced, the royalty rate shall be reduced by [***] of the otherwise applicable royalty rate, (iii) if during the quarter in which the Generic Product was introduced and any of [***] in which the Generic Product was introduced the aggregate Net Sales of the Licensed Product by all Sanofi Parties in such country decrease by [***] or more but less than [***] of the average Net Sales on [***] in which the Generic Product was introduced, the royalty rate shall be reduced by [***] of the otherwise applicable royalty rate, and (iv) if during [***] in which the Generic Product was introduced and any of [***] in which the Generic Product was introduced the aggregate Net Sales the Licensed Product by all Sanofi Parties in such country decrease by more than [***] of the average Net Sales on [***] in which the Generic Product was introduced the royalty rate shall be reduced by [***] of the otherwise applicable royalty rate. For the sake of illustration, if during [***] in which the Generic Product was introduced, the average Net Sales of the Licensed Product amounted [***], and Net Sales amount [***] in which the Generic Product is introduced, [***] in which the Generic Product is introduced, [***] in which the Generic Product is introduced and [***] in which the Generic Product is introduced, the royalty rates will be reduced by [***] in which the Generic Product is introduced, by [***] in which the Generic Product is introduced, and by [***]. For purposes of this Section 5.8, a “Generic Product” means, with respect to a Licensed Product, a pharmaceutical product developed and manufactured by an entity or person other than a Sanofi Party that has received Marketing Authorization in the concerned country through an abbreviated regulatory approval process by which the sponsor or the applicant or the Regulatory Authority relies, in whole or in part, upon the data supporting the Licensed Product Marketing Authorization (such as the Abbreviated New Drug Application by FDA in the USA) or is considered a generic version of the Licensed Product in EU pursuant to Directive 2001/83/EC as amended.

5.9 [***]. [***] under this Agreement [***] in connection with [***] However, to the extent [***] To the extent [***] in connection with [***]. For the avoidance of doubt, [***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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5.10 Reports, Payments, Records, Audits and Taxes.

5.10.1 Currency, Payment Costs. Sanofi shall make the payments due to Pieris under this Section 5 in Euro. Where the payments due to Pieris are being converted from a currency other than Euro, conversion of Net Sales recorded in local currencies to Euros shall be performed in a manner consistent with Sanofi normal practices used to prepare its audited financial statements for internal and external reporting purposes, which uses a widely accepted source of published exchange rates. All payments will be made without deduction of exchange, collection or other charges. If by law, regulation or policy of a particular country, a remittance of royalties in the currency stipulated in Section 5.10.1 above is restricted or forbidden, notice thereof will be promptly given to Pieris, and payment of the royalty shall be made by the deposit thereof in local currency to the credit of Pieris in a recognized banking institution designated by Pieris or its Affiliates. When in any country a law or regulation that prohibits both the transmittal and deposit of such payments ceases to be in effect, all royalties or other sums that Sanofi would have been under obligation to transmit or deposit but for the prohibition, shall forthwith be deposited or transmitted promptly to the extent allowable.

5.10.2 [***] Royalty Reporting. All royalty payments will be made at [***] intervals. Within [***] days of the end of [***] after [***], Sanofi shall prepare a statement which shall show on a [***] basis for the previous [***] Net Sales of each Licensed Product by any Sanofi Party and all moneys due to Pieris based on such Net Sales. This statement shall include details of Net Sales broken down to show [***] the sales and the total Net Sales by all Sanofi Parties [***] and shall be submitted to Pieris within such [***]-day period and the amount due shall be paid by Sanofi within [***] days from receipt of the corresponding invoice from Pieris. [***], Sanofi shall document to Pieris the basis on which it has calculated the relevant Net Sales in accordance with Section 1.29 above.

5.10.3 Taxes. All payments shall be made free and clear of and without deduction or deferment in respect of any disputes or claims whatsoever and/or as far as is legally possible in respect of any taxes imposed by or under the authority of any government or public authority. Any tax (other than VAT) which Sanofi is required to pay or withhold with respect to the payments to be made to Pieris hereunder shall be deducted from the amount otherwise due provided that, in regard to any such deduction, Sanofi shall cooperate with respect to all documentation that may be required by any revenue authority and other revenue services, as may reasonably be necessary to enable Pieris to claim exemption therefrom or obtain a repayment thereof or a reduction thereof and shall upon request provide such additional documentation from time to time as is needed to confirm the payment of tax. In particular, at the request of Pieris, Sanofi shall forward to Pieris relevant application forms, which Pieris shall return to Sanofi duly filled and signed before the date when a payment is due. Failing such return, Sanofi shall declare and pay the due withholding tax at the local common rate applicable to the concerned payment and shall deduct such tax from the payment made to Pieris.

5.10.4 Records. Sanofi shall keep, and shall procure that all Sanofi Parties keep, true and accurate records and books of account containing all data necessary for the calculation of the amounts payable by it to Pieris pursuant to this Agreement. Those records and books of account shall be kept for [***] years following the end of the calendar year to which they relate. Upon Pieris’ written request, a firm of accountants appointed by agreement between the Parties or, failing such agreement within [***] days of the initiation of discussions between them on this point, Pieris shall have the right to cause an international firm of independent certified public accountants that has not performed auditing or other

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

services for either Party or their Affiliates and is acceptable to Sanofi, such acceptance not to be unreasonably withheld, shall have the right to inspect such records and books of account. In particular such firm:

(a) shall be given access to and shall be permitted to examine and copy such books and records of any Sanofi Party upon [***] days’ notice having been given by Pieris and at all reasonable times on business days for the purpose of certifying that the Net Sales or other relevant sums calculated by any Sanofi Party during the current and the [***] years were reasonably calculated, true and accurate or, if this is not their opinion, certify the Net Sales figure or other relevant sums for such period which in their judgment is true and correct;

(b) prior to any such examination taking place, such firm of accountants shall undertake to Sanofi that they shall keep all information and data contained in such books and records, strictly confidential and shall not disclose such information or copies of such books and records to any third person including Pieris, but shall only use the same for the purpose of calculations which they need to perform in order to issue the certificate to which this Section envisages;

(c) any such access examination and certification shall occur no more than [***];

(d) the relevant Sanofi Party shall make available personnel to answer queries on all books and records required for the purpose of that certification;

(e) any amount shown by the accountant to be owed but overpaid or underpaid and in need of reimbursement shall be paid or refunded (as the case may be) within [***] days from receipt of the corresponding invoice from the Party to which money is due pursuant to the accountant report, and

(f) the cost of the accountant (including reasonable attorneys’ fees of Pieris, if applicable) shall be the responsibility of Sanofi if the certification shows it to have underpaid monies to Pieris by more than [***] and the responsibility of Pieris otherwise.

5.10.5 VAT. All payments due to Pieris under the terms of this Agreement are expressed to be exclusive of value added tax (VAT) howsoever arising. If Pieris is required to charge VAT on any such payment, due to German or EU VAT regulations, Pieris will notify Sanofi beforehand. If having used all commercially reasonable endeavors Sanofi is not able to reclaim the VAT (in whole or in part) the Parties agree that the amount of any VAT payable will be shared between them equally.

5.10.6 Payments Made by Wire Transfer. All payments made to Pieris under this Agreement shall be made by wire transfer to the following bank account of Pieris, or such other bank account as notified by Pieris to Sanofi from time to time:

Pieris AG

[***]

Account No.: [***]

BLZ (Routing Number): [***]

IBAN: [***]

BIC (SWIFT Code): [***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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5.10.7 Late Payments. If Sanofi fails to make any payment to Pieris hereunder on the due date for payment, without prejudice to any other right or remedy available to Pieris, Pieris shall be entitled to charge Sanofi interest [***] of the amount unpaid [***], calculated on a [***] basis until payment in full is made without prejudice to Pieris’ right to receive payment on the due date.

SECTION 6

INTELLECTUAL PROPERTY

6.1 Pieris’ Ownership Rights.

6.1.1 Pieris’ Ownership. Pieris shall solely own all right, title and interest in and to (a) all Pieris Background IP, (b) all Pieris Foreground IP and (c) all Anticalin Technology Improvement IP.

6.1.2 [***] Except as expressly provided hereunder, [***] pursuant to this Agreement [***].

6.2 Sanofi’s Ownership Rights.

6.2.1 Sanofi’s Ownership. Sanofi shall solely own all right, title and interest in and to (a) all Sanofi Background IP, and (b) all Sanofi Foreground IP and (c) all Targets for which a Program has been agreed pursuant to Section 3.

6.2.2 [***]. Except as expressly provided hereunder, [***] pursuant to this Agreement [***].

6.3 License Grant by Pieris.

6.3.1 License Grants. Subject to the provisions in Section 12.3 regarding termination of any Programs or this Agreement, for each Target that is the subject of a positive Program Response, Pieris hereby grants to Sanofi in the Field in the Territory, under the Pieris Licensed IP:

(a) an exclusive license ([***] under this Agreement) to make, have made and use, during Phase A, Program Compounds directed against such Target; and

(b) an exclusive license ([***] under this Agreement) to make, have made and use, [***], Program Compounds directed against such Target under any Anticalin Technology Improvement IP which Sanofi has agreed [***]. If Sanofi has so agreed such Anticalin Technology Improvement IP shall become part of Pieris Licensed IP at no additional costs for Sanofi other than the financial terms set forth herein.

(c) an exclusive license ([***]) to develop, have developed, make, have made, use, sell, have sold, offer for sale, have offered for sale, import and have imported one or more Licensed Compound(s) and/or one or more Licensed Products directed against such Target.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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The above license shall become non-exclusive on [***] basis at the end of the relevant Royalty Term, as set forth in Section 5.8.

6.3.2 Right to Sublicense.

(a) To Affiliates and Service Providers. Sanofi shall have the right to sublicense the rights granted to Sanofi under Section 6.3.1(c) above to (i) any subcontractor or other service provider of Sanofi, but only for the purpose of performing services on behalf or for the benefit of Sanofi, or (ii) any Sanofi Affiliate.

(b) To Other Parties. In addition, Sanofi shall be permitted to sublicense the rights granted to Sanofi under Section 6.3.1(c) above to any other Third Party (the “Sublicensee”), provided that the Sublicensee has committed in writing to Sanofi to assume (i) [***] in relation to its development of Licensed Compound(s) and/or Licensed Product(s) to which the sublicense relates (ii) [***] in relation to the Pieris Licensed IP to which the sublicense relates.

(c) [***]. For the avoidance of doubt, [***] hereunder [***] under this Agreement[***] set forth in [***].

(d) Notice to Pieris. Upon entering into any sublicense permitted under sub-section (b) above, Sanofi shall deliver written notice thereof to Pieris along with a redacted copy of the sublicense agreement, for the sole purpose of revealing the terms required to show Sanofi’s compliance with the conditions set forth in sub-section (b) above.

6.3.3 No Implied Licenses. No rights or licenses with respect to any Intellectual Property owned or Controlled by either Party are granted or shall be deemed granted hereunder or in connection herewith, other than those rights expressly granted in this Agreement. Sanofi expressly agrees not to use any of the Pieris Licensed IP outside of the license granted under Section 6.3.1 above and Pieris agrees not to use any of the Sanofi Intellectual Property for any other purpose than conducting Phase A hereunder.

6.4 Patent Matters.

6.4.1 Technology owned by Pieris. Subject to Section 6.4.3, Pieris shall have the right (but not the obligation), at its sole expense and sole discretion, to control the preparation, filing, prosecution, maintenance and enforcement of all Patent Rights applicable to all technology owned by Pieris under Section 6.1.1.

6.4.2 Technology Owned by Sanofi. Subject to Section 6.4.3, Sanofi shall have the right (but not the obligation), at its sole expense and sole discretion, to control the preparation, filing, prosecution, maintenance and enforcement of all Patent Rights applicable to all technology owned by Sanofi under Section 6.2.1.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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6.4.3 Prosecution and Enforcement of Pieris Foreground IP and Sanofi Foreground IP.

(a) Prosecution.

(i) The Parties will discuss in good faith and mutually agree on the best strategy for the prosecution of Patent Rights for Pieris Foreground IP and its use.

(ii) Unless otherwise agreed between the Parties, Pieris shall have the first right (but not the obligation) to control the preparation, filing, prosecution and maintenance of all Patent Rights relating to Pieris Foreground IP. Pieris shall (a) provide Sanofi with written notice in advance of undertaking to prepare, file, prosecute and maintain any patent application or patents for any of such Patent Rights, (b) provide Sanofi with any draft of patent application to be filed by Pieris in advance of filing and incorporate reasonable comments by Sanofi thereon; (c) provide Sanofi with any patent application filed by Pieris after such filing; (d) provide Sanofi with copies of all substantive communications received from or filed in patent office(s) with respect to such filings and incorporate reasonable comments by Sanofi thereon; and (e) notify Sanofi of any interference, opposition, reexamination request, nullity proceeding, appeal or other interparty action, review it with Sanofi as reasonably requested, and incorporate reasonable comments by Sanofi thereon. Sanofi shall reimburse Pieris for [***] all reasonable external costs and expenses incurred by Pieris in connection with the preparation, filing, prosecution and maintenance of all Patent Rights relating to Pieris Foreground IP (as documented by invoices) other than for the following activities, for which Sanofi shall have no reimbursement obligation: activities relating to the preparation, filing, prosecution and maintenance of (i) priority documents, (ii) applications filed under the Patent Cooperation Treaty, (iii) PCT regional and national stage filings [***] and (iv) [***]. Each Party shall cause its employees, agents or consultants, at its expense, to execute such documents and to take such other actions as reasonably necessary or appropriate to enable the Parties to prepare, file, prosecute and maintain such Patent Rights.

(iii) Pieris shall provide Sanofi with written notice (i) prior to abandoning any patent applications or patents covering any Patent Rights or (ii) after having decided not to file a patent application covering any Patent Rights, in both cases in a sufficient amount of time to allow Sanofi to take over the control of such patent applications or patents. In the event that Pieris provides Sanofi with such written notice prior to abandoning any such patent application or patent within such Patent Rights (or if Pieris decides not to file a patent application covering such Patent Rights), then Sanofi shall have the option, exercisable by delivery to Pieris of written notice thereof within [***] days thereafter, to assume the right (but not the obligation), at its sole expense and sole discretion, to control the preparation, filing, prosecution and maintenance of such patent application or patent. If Sanofi timely exercises such option, then with respect to such patent application or patent, (a) Sanofi shall thereafter assume the rights and obligations attributed to Pieris under the preceding paragraph and (b) such Patent Rights shall be thereafter owned by Sanofi. For the avoidance of doubt, such Patent Rights owned by Sanofi pursuant to this sub-section 6.4.3(a)(iii) shall thereafter be considered as Sanofi Patent Rights (and Sanofi Valid Patent Claims, as the case may be).

(iv) Unless otherwise agreed between the Parties, Sanofi shall have the first right (but not the obligation), at its sole expense, to control the

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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preparation, filing, prosecution and maintenance of all Patent Rights relating to Sanofi Foreground IP. With respect to such patent applications or patents, sub-sections (ii) and (iii) shall apply reciprocally mutatis mutandis.

(b) Enforcement Within Scope of Exclusive License.

(i) Sanofi shall have the first right (but not the obligation), at its sole expense and sole discretion, to control the enforcement or defense of Pieris Foreground IP and Sanofi Foreground IP, so long as Sanofi owns, or possesses a license under Section 6.3 under the respective Pieris Foreground IP and Sanofi Foreground IP. Prior to undertaking any such action to enforce such Patent Rights, Sanofi shall notify Pieris in writing. The Parties shall reasonably cooperate with each other in the planning and execution of any such action to enforce such Patent Rights (including the obligation to be named or joined as a party in a lawsuit, as applicable), provided that Sanofi shall reimburse to Pieris all costs incurred by Pieris in connection with such enforcement action. All monies recovered upon the final judgment or settlement of any such suit or action to enforce such Patent Rights shall be applied in the following order of priority: (x) first, the Parties shall be reimbursed for all costs incurred in connection with such suit or action paid by the Parties and not otherwise recovered; and (y) thereafter, any remainder shall be shared between the Parties as follows: [***] percent ([***]%) to Sanofi and [***] percent ([***]%) to Pieris. In the event that Sanofi does not wish to enforce such Patent Rights against such a potential infringer, then Sanofi shall deliver prompt written notice thereof to Pieris. For the avoidance of doubt, [***].

(ii) In the event that Sanofi delivers to Pieris written notice described in the previous paragraph that Sanofi does not wish to enforce such Patent Rights against such a potential infringer, then Pieris shall have the option to assume the right (but not the obligation), at its sole expense and sole discretion, to control such enforcement of such Patent Rights against such infringer. If Pieris timely exercises such option, then (x) Pieris shall thereafter assume the rights and obligations attributed to Sanofi under the preceding paragraph, and (y) Sanofi shall thereafter assume the rights and obligations attributed to Pieris under the preceding paragraph.

6.4.4 Notice to Pieris Regarding Licensed Products. Upon request by Pieris (which shall be permitted no more than once per calendar year), Sanofi shall inform Pieris about the status of its preparation, filing, prosecution and maintenance of Patent Rights of any Sanofi Party relating to the Licensed Product(s).

6.4.5 Cooperation. Each Party agrees to cooperate with, and perform such lawful acts and execute such documents in order to reasonably assist, the other Party with respect to the preparation, filing, prosecution, defense, enforcement and maintenance of Patent Rights pursuant to this Section 6.4. Furthermore, the Parties shall cooperate with each other in gaining patent term extensions wherever applicable to any of the Foreground IP.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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SECTION 7

NON-COMPETITION AND RESTRICTIONS

7.1 Restrictions on Pieris.

7.1.1 Target Exclusivity. To the extent permitted by applicable law, during the Program Term of any Program, Pieris shall not apply its Anticalin Technology to perform any research or development activities for its own benefit or with or for the benefit of any Third Party on the Target to which the relevant Program relates.

7.1.2 [***] Program Exclusivity. In addition, and to the extent permitted by applicable law, with respect to [***] Programs [***], Pieris shall not pursue any research or development activities for its own benefit or with or for the benefit of any Third Party, nor grant any rights to any Third Party, in relation to any Anticalin [***] (i) [***]to which [***] Program relates or (ii) [***]. The obligation of this Section 7.1.2 shall apply from the initiation of Phase A of the relevant [***] Program until the earlier of (i) the termination of such I[***] Program, (ii) Sanofi’s decision not to enter into Phase B of such [***] Program, and (iii) [***] months from the decision by Sanofi to enter into Phase B with respect to such [***] Program.

7.1.3 [***]. To the extent permitted by applicable law, during the Program Term of any Program, Pieris shall not pursue any research or development activities for its own benefit or with or for the benefit of any Third Party, nor grant any rights to any Third Party, [***].

7.1.4 [***]. To the extent [***], to the extent [***].

7.2 Injunctive Relief. Pieris acknowledges that money damages alone would not adequately compensate Sanofi in the event of any breach by Pieris of Section 7.1, and that, in addition to all other remedies available to Sanofi under this Agreement or at law, Sanofi shall be entitled to seek injunctive relief for the enforcement of its rights under Section 7.1.

SECTION 8

CONFIDENTIALITY AND PUBLICITY

8.1 Confidential Information. During the term of this Agreement and for a period of [***]years after any termination or expiration thereof, each Party agrees to keep in confidence and not to disclose to any Third Party, or use for any purpose, except pursuant to, and in order to carry out, the terms and objectives of this Agreement, any Confidential Information of the other Party. As used herein, “Confidential Information” shall mean all trade secrets or confidential or proprietary information designated as such in writing by the disclosing Party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such trade secret or confidential or proprietary information is disclosed by the disclosing Party to the receiving Party. Notwithstanding the foregoing, information which is orally or visually disclosed to the receiving Party by the disclosing Party, or is disclosed in writing without an appropriate letter, stamp or legend, shall constitute Confidential Information if (i) it would be obvious to a reasonable person, familiar with the disclosing Party’s activities and the industry in which it operates, that such information is of a confidential or proprietary nature, or if (ii) the disclosing Party, within [***] days after such disclosure, delivers to the receiving Party a written document or documents describing such information and referencing the place and date of such oral, visual or written disclosure and, if possible, the names of the employees or officers of the receiving Party to whom such disclosure was made. The restrictions on the disclosure and use of Confidential Information set forth in the first sentence of this Section 8.1 shall not apply to any Confidential Information that:

(a) was known by the receiving Party (or any of its Affiliates) prior to disclosure by the disclosing Party hereunder (as evidenced by the receiving Party’s written records); or

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b) becomes part of the public domain through no fault of the receiving Party; or

(c) is disclosed to the receiving Party (or any of its Affiliates) by a Third Party having a legal right to make such a disclosure without violating any confidentiality or non-use obligation that such Third Party has to the disclosing Party; or

(d) is independently developed by the receiving Party (or any of its Affiliates) (as evidenced by the receiving Party’s written records).

Notwithstanding the obligations of confidentiality and non-use set forth above, a receiving Party may provide Confidential Information disclosed to it to (i) governmental or other Regulatory Authorities in order to obtain, maintain or defend patents or to gain or maintain approval to conduct clinical studies or to otherwise develop, manufacture or commercialize a Licensed Product; provided, that such disclosure shall be subject to the prior written consent of the Party whose Confidential Information is intended to be disclosed (which consent shall not be unreasonably withheld or delayed), and such Confidential Information shall be disclosed only to the extent reasonably necessary to obtain, maintain or defend patents or authorizations, (ii) the extent required by applicable law, including without limitation by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States or of any stock exchange or listing entity, (iii) any bona fide actual or prospective underwriters, investors, lenders or other financing sources or bona fide actual or prospective collaborators or strategic partners who are obligated to keep such information confidential, to the extent reasonably necessary to enable such actual or prospective underwriters, investors, lenders or other financing sources or collaborators to determine their interest in underwriting or making an investment in, or otherwise providing financing to, or collaborating with the receiving Party and (iv) consultants and advisors, subject to Section 8.2. In addition, if either Party is required to disclose Confidential Information of the other Party by regulation, law or legal process, including without limitation by the rules or regulations of the United States Securities and Exchange Commission or similar agency or other governmental or administrative body in a country or region other than the United States or of any stock exchange or listing entity, such Party shall provide prior notice of such intended disclosure to such other Party if practicable under the circumstances and shall disclose only such Confidential Information of such other Party as is required to be disclosed.

8.2 Employee, Consultant and Advisor Obligations. Each Party agrees that it and its Affiliates shall provide or permit access to Confidential Information received from the other Party only to the receiving Party’s employees, consultants, advisors and permitted subcontractors who have a need to know such Confidential Information to assist the receiving Party with the development, manufacturing and/or commercialization of a Licensed Compound and/or Licensed Product and the activities contemplated by this Agreement and who are subject to obligations of confidentiality and non-use with respect to such Confidential Information similar to the obligations of confidentiality and non-use of the receiving Party pursuant to Section 8.1; provided, that Pieris and Sanofi shall each remain responsible for any failure by its Affiliates, and its Affiliates’ respective employees, consultants, advisors and permitted

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

subcontractors, Sublicensees and distributors, to treat such Confidential Information as required under Section 8.1 (as if such Affiliates, employees, consultants, advisors and permitted subcontractors, Sublicensees and distributors were Parties directly bound to the requirements of Section 8.1).

8.3 Injunctive Relief. The Parties acknowledge that money damages alone would not adequately compensate the disclosing Party in the event of a breach by the receiving Party of this Section 8, and that, in addition to all other remedies available to the disclosing Party at law or in equity, it shall be entitled to seek injunctive relief for the enforcement of its rights under this Section 8.

8.4 Liability. A Party shall be liable for a breach of the obligations of this Section 8 by an Affiliate, Sublicensee, director, officer, employee, consultant or agent of such Party.

8.5 Return of Confidential Information. Upon termination or expiration of any Program or this Agreement, upon the request of the disclosing Party, the receiving Party shall promptly return to the disclosing Party or destroy the disclosing Party’s Confidential Information, including all copies thereof, except to the extent that retention of such Confidential Information is reasonably necessary for the receiving Party to exploit any continuing rights it may have (in particular the rights under Section 12.4) and/or to fulfill its obligations contemplated herein, including its obligations of non-disclosure and non-use hereunder. Any such destruction requested by the disclosing Party shall be certified in writing to the disclosing Party by an authorized officer of the receiving Party. The return and/or destruction of such Confidential Information as provided above shall not relieve the receiving Party of its obligations under this Agreement.

8.6 Publicity. No public announcement or other disclosures concerning the terms of this Agreement shall be made to a Third Party, whether directly or indirectly, by either Party (except confidential disclosures to those parties described in Section 8.1 and 8.2) without first obtaining the written approval of the other Party and agreement upon the nature and text of such announcement or disclosure except that: (i) a Party may disclose those terms which it is required by regulation or law to disclose, provided that it takes advantage of all provisions to keep confidential as many terms as possible; and (ii) a Party desiring to make such public announcement or other public disclosure shall obtain the consent of the other Party to the proposed announcement or public disclosure prior to public release. Each Party agrees that it shall cooperate fully with the other with respect to all disclosures regarding this Agreement as required under the regulations of the U.S. Securities and Exchange Commission, applicable stock exchanges, NASDAQ and any other comparable foreign body including requests for confidential information or proprietary information of either Party included in any such disclosure. Sanofi agrees that Pieris may include Sanofi on a list of Pieris licensees. Pieris agrees that Sanofi and any Sanofi Party may state that they are licensed under the rights hereunder. The Parties agree to release a mutually agreeable press release within [***] days of executing this Agreement (for the avoidance of doubt, the Parties will not issue a joint press release but each Party will have the option but not the obligation to issue a press release it being understood that should either Party so decides, it will comply to such mutually agreeable content and such timeline).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

8.7 Publication. In the event that either Party (the “Publishing Party”) wishes to publish, in oral or written form, any Confidential Information of the other Party (the “Non-Publishing Party”), such Publishing Party will promptly notify the Non-Publishing Party and provide the Non-Publishing Party with a written copy of the proposed publication prior to its submission for publication. At the Non-Publishing Party’s request, the Publishing Party will delay publication in order to permit the Non-Publishing Party to take the steps necessary to secure any Intellectual Property arising from the Publishing Party’s use of Confidential Information, including the filing of one or more patent applications. In no event will such delay exceed [***] days from the date the Non-Publishing Party receives a written copy of the proposed publication. If the Non-Publishing Party makes such a request, the Publishing Party agrees to cooperate with the Non-Publishing Party in securing such Intellectual Property using the Non-Publishing Party’s choice of counsel and the Non-Publishing Party will bear all costs of such patent filing. No patent application describing an invention resulting from the Publishing Party’s use of Confidential Information will be filed or caused to be filed by the Publishing Party without first notifying the Non-Publishing Party as described above for proposed publications. Any publication or patent application will acknowledge the Non-Publishing Party’s contribution. No publication or patent application will disclose any Confidential Information of a Party without the prior written permission of that Party.

SECTION 9

REPRESENTATIONS AND WARRANTIES

9.1 Mutual Representations. Each Party hereby represents and warrants to the other Party that as of the Effective Date, it has full corporate right, power and authority to enter into this Agreement, to grant the rights it grants to the other Party and to perform its respective obligations under this Agreement.

9.2 No Conflict. Each Party hereby represents and warrants to the other Party that, notwithstanding anything to the contrary in this Agreement, the execution and delivery of this Agreement by such Party, the performance of such Party’s obligations hereunder and the licenses and sublicenses to be granted by such Party pursuant to this Agreement (a) to the best of its knowledge, do not conflict with or violate any requirement of any laws, rules or regulations existing as of the Effective Date and applicable to such Party and (b) do not conflict with, violate, breach or constitute a default under any contractual obligations of such Party or any of its Affiliates existing as of the Effective Date.

9.3 Disclaimer of Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY, AND EACH PARTY HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY AND ENFORCEABILITY OF ANY PATENT LICENSED HEREUNDER, AND NONINFRINGEMENT WITH RESPECT TO THE PROGRAM COMPOUNDS AND

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

LICENSED PRODUCTS. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION OF THE PROGRAM COMPOUNDS OR LICENSED PRODUCTS PURSUANT TO THIS AGREEMENT WILL BE SUCCESSFUL.

9.4 Representations and Warranties of Pieris. Pieris represents and warrants to Sanofi, as of the Effective Date that:

9.4.1 It owns or Controls sufficient right, title and interest in the Pieris Background Patent Rights and the Pieris Background Know-How to enter into this Agreement and to grant the rights granted to Sanofi hereunder. For the avoidance of doubt, the existence of any Third Party intellectual property rights that may be infringed by the use or exploitation of the Pieris Background Patent Rights and/or the Pieris Background Know-How shall not constitute a violation of this warranty.

9.4.2 The Pieris Background Patent Rights have been filed in good faith, have been and are being reasonably prosecuted, no official deadlines with respect to the prosecution thereof have been missed and no fees due and owing remain unpaid with respect thereto.

9.4.3 The Pieris Background Patent Rights and Pieris Background Know-How are free and clear of all encumbrances or liens that would restrict Sanofi’s rights as granted under this Agreement or use thereof as otherwise permitted under this Agreement. For the avoidance of doubt, the existence of any Third Party intellectual property rights that may be infringed by the use or exploitation of the Pieris Background Patent Rights and/or the Pieris Background Know-How shall not constitute a violation of this warranty.

9.4.4 To Pieris’ best knowledge, Pieris has taken reasonable measures to protect the confidentiality or the Pieris Background Know-How and no event has occurred which has resulted in the unauthorized disclosure by Pieris or its personnel or consultants or subcontractors of any part of the Pieris Background Know-How of which otherwise resulted in any part of the Pieris Background Know-How falling in the public domain or becoming public knowledge.

9.4.5 Pieris has received no notice which claims that the use or exploitation of the Pieris Background IP infringes any Patent Rights or other intellectual property rights of any Third Party. To the knowledge of Pieris, the general operation or use of the Pieris Background IP does not infringe any Third Party Patent Rights and does not misappropriate any Third Party Know-How.

9.4.6 To the knowledge of Pieris, none of the Pieris Patent Rights is infringed by any Third Party.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

SECTION 10

INDEMNIFICATION AND LIABILITY

10.1 Indemnification.

(a) By Sanofi. Sanofi will defend, indemnify and hold harmless Pieris, its Affiliates and their respective directors, officers, employees and agents (the “Pieris Indemnified Parties”) from and against all claims, demands, liabilities, damages, penalties, fines, costs and expenses, including reasonable attorneys’ and expert fees and costs, and costs or amounts paid to settle (subject to Section 10.1(c)(v) (collectively, “Losses”), arising from or occurring as a result of a Third Party’s claim (including any Third Party product liability or infringement claim), action, suit, judgment or settlement to the extent such Losses are due to or based upon:

(i) the gross negligence, recklessness, bad faith, intentional wrongful acts or omissions or violations of applicable law or regulation by or of Sanofi, its Affiliates, Sublicensees, wholesale distributors, contractors or their respective directors, officers, employees or agents in connection with the development, manufacture or commercialization of any Licensed Product by Sanofi, a Sanofi Party, wholesale distributors or contractors; or

(ii) the material breach by Sanofi of the terms of, or the material inaccuracy of any representation or warranty made by it in, this Agreement; or

(iii) any claim or allegation that any Licensed Compound and/or Licensed Product may infringe any Third Party intellectual property rights, except if such infringement is solely due to the use of Pieris Background IP; or

(iv) development, manufacture or commercialization of any Licensed Product by Sanofi or a Sanofi Party, wholesale distributors or contractors, except to the extent that such Losses arise out of, and are allocable to, the gross negligence, recklessness, bad faith, intentional wrongful acts, omissions or violations of law or breach of this Agreement committed by the Pieris Indemnified Parties.

(b) By Pieris. Pieris will defend, indemnify and hold harmless Sanofi, any Sanofi Party, wholesale distributors, contractors and their respective directors, officers, employees and agents (the “Sanofi Indemnified Parties”) from and against all Losses arising from or occurring as a result of a Third Party’s claim, action, suit, judgment or settlement (subject to Section 10.1(c)(v) below) that is due to or based upon the material breach by Pieris of the terms of, or the material inaccuracy of any representation or warranty made by it in, this Agreement.

(c) Claims for Indemnification.

(i) A person entitled to indemnification under this Section 10.1 (an “Indemnified Party”) shall give prompt written notification to the person from whom indemnification is sought (the “Indemnifying Party”) of the commencement of any action, suit or proceeding relating to a Third Party claim for which indemnification may be sought or, if earlier, upon the assertion of any such claim by a Third Party (it being understood and agreed, that the failure by an Indemnified Party to give notice of a Third Party claim as provided in this Section 10.1 shall relieve the Indemnifying Party of its indemnification obligation under this Agreement unless the Indemnified Party can demonstrate that such failure to give notice has not resulted in any prejudice to the Indemnifying Party).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

(ii) Within thirty (30) days after receipt of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such action, suit, proceeding or claim with counsel of its choice. If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense.

(iii) The Party not controlling such defense may participate therein at its own expense; provided, that if the Indemnifying Party assumes control of such defense and the Indemnified Party reasonably concludes, based on advice from counsel, that the Indemnifying Party and the Indemnified Party have conflicting interests with respect to such action, suit, proceeding or claim, the Indemnifying Party shall be responsible for the reasonable fees and expenses of counsel to the Indemnified Party solely in connection with the matter raising a conflict of interest between the Indemnifying Party and the Indemnified Party; provided further, however, that in no event shall the Indemnifying Party be responsible for the fees and expenses of more than one (1) counsel in any one (1) jurisdiction for all Indemnified Parties.

(iv) The Party controlling such defense shall keep the other Party advised of the status of such action, suit, proceeding or claim and the defense thereof and shall consider reasonable recommendations made by the other Party with respect thereto.

(v) The Indemnified Party shall not agree to any settlement of such action, suit, proceeding or claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld. The Indemnifying Party shall not agree to any settlement of such action, suit, proceeding or claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto or that imposes any liability or obligation on the Indemnified Party without the prior written consent of the Indemnified Party.

10.2 Limitation of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE OR OBLIGATED TO THE OTHER PARTY IN ANY MANNER FOR ANY SPECIAL, NON-COMPENSATORY, CONSEQUENTIAL, INDIRECT, INCIDENTAL, STATUTORY OR PUNITIVE DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, LOST PROFITS AND LOST REVENUE, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, NEGLIGENCE, STRICT PRODUCT LIABILITY, OR OTHERWISE, EVEN IF INFORMED OF OR AWARE OF THE POSSIBILITY OF ANY SUCH DAMAGES IN ADVANCE. THE LIMITATIONS SET FORTH ABOVE SHALL BE DEEMED TO APPLY TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDIES. THE PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE FULLY CONSIDERED THE FOREGOING ALLOCATION OF RISK AND FIND IT REASONABLE, AND THAT THE FOREGOING LIMITATIONS ARE AN ESSENTIAL BASIS OF THE BARGAIN BETWEEN THE PARTIES. The above limitation of liability shall not apply to the indemnifications set forth in Section 10.1 and any breach of Section 8 (“CONFIDENTIALITY”).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

10.3 Insurance. Each Party shall maintain, and shall require its Affiliates and Sublicensees hereunder to maintain, a commercial general liability and, as regards Sanofi only, a product liability insurance program on terms customary in the pharmaceutical and biopharmaceutical industry covering all activities and obligations of it, and, as the case may be, its Affiliates, hereunder, or other insurance programs with comparable coverage, up to and beyond the expiration or termination of this Agreement and a commercially reasonable period thereafter.

SECTION 11

PROJECT MANAGEMENT

11.1 Steering Committee.

11.1.1 Composition. Within [***] days following the Effective Date, the Parties shall establish a steering committee (the “Steering Committee”). The Steering Committee shall have a total of [***] members. [***] of the Steering Committee members shall be appointed by Sanofi, and [***] members of the Steering Committee shall be appointed by Pieris. [***]. Each Steering Committee member shall have sufficient authority to ensure acceptance and execution of Steering Committee decisions within its organization. Each Party may appoint substitutes or alternates for its Steering Committee members at any time by written notice the other Party.

11.1.2 Responsibility of Steering Committee. The responsibilities of the Steering Committee in relation to each Program shall depend on the status of the relevant Program:

(a) During the time period from the initiation of a Program until the end of Phase A for that Program, the Steering Committee shall be responsible for:

(i) Planning, approving and monitoring each Program Plan, and making necessary updates thereof.

(ii) Monitoring workflow, including experimental sample transfer, sample throughput, sample analysis and data quality control, data analysis and summarization, and overall research progress;

(iii) Monitoring budgets and timelines; and

(iv) Assigning tasks and responsibilities, taking into account each Party’s respective specific capabilities and expertise in order to avoid duplication and to enhance efficiency and synergies.

(b) During the time between [***] and commencement [***], the Steering Committee shall be responsible for reviewing and approving the Development Plan for each Program and following its implementation and progress.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

(c) Thereafter, the Steering Committee shall only have an informatory role in relation to such Program and only be responsible for exchanging information and strategies regarding the further research, development and commercialization of Licensed Products under the relevant Program.

11.1.3 Meetings.

(a) For as long as at least one Program is both active and has not reached a Phase I Clinical Trial, the Steering Committee shall meet at least quarterly. At least [***] of such meetings [***] shall be face-to-face, alternating between Pieris’ facilities and Sanofi’s facilities, or as otherwise determined by the Steering Committee. The remaining meetings may be conducted by telephone or video conference, unless one Party requests otherwise. Any additional meetings shall be held at places and on dates selected by the Steering Committee.

(b) Following the expiration of the time period described in the preceding paragraph, the Steering Committee meetings shall be scheduled from time to time by mutual agreement of the Parties, but in no event less than once per half-year. For all meetings, the Steering Committee may meet in person or by telephone or video conference.

(c) Within [***] days following each Steering Committee meeting, the Parties shall prepare in an alternating fashion and distribute reasonably detailed written minutes of such meeting for approval by the other Party, which minutes shall constitute Confidential Information of each Party.

11.1.4 Quorum and Decisions. At each Steering Committee meeting, at least [***] members appointed by each Party present in person or by telephone or video conference shall constitute a quorum. Decisions of the Steering Committee shall be made by consensus. In the event of a deadlock, [***] shall have the [***] shall have the [***] and provided further that [***] set forth in [***]. Unless explicitly set forth otherwise in this Agreement, [***] of this Agreement.

11.1.5 Reporting to Steering Committee. The Parties agree that the successful execution of the collaboration under this Agreement will require the collaborative use of each Party’s area of expertise. The Parties shall report to the Steering Committee the status of the portions of the Program they respectively perform in a timely manner.

11.1.6 Duration of Steering Committee. The provisions relating to the Steering Committee under this Section 11.1 shall remain in effect only for so long as Sanofi’s diligence obligations set forth in Section 4.2 remain in effect, and shall terminate upon the end of Sanofi’s diligence obligation as set forth in Section 4.2.

11.2 Program Managers. Each Party shall appoint a person (a “Program Manager”) for each Program to coordinate its part of the activities under such Program. The Program Managers shall be the primary contacts between the Parties with respect to all research and development activities performed under the relevant Program. Either Party may change its Program Manager upon written notice to the other Party. A Program manager may be a member of the Steering Committee.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

SECTION 12

TERM AND TERMINATION

12.1 Agreement Term. Except as otherwise specified in this Agreement, the Parties’ respective rights and obligations under this Agreement shall commence on the Effective Date and shall end upon the earlier of (i) expiration of all payment and related obligations of Sanofi under Section 5, and (ii) any termination of this Agreement in accordance with Section 12.3.5 below.

12.2 [***]. Each Program shall commence upon the execution of the relevant Program Plan and shall end upon the earlier of (i) [***] as set forth in [***] and (ii) [***]in accordance with [***], and (iii) [***] (the “[***]”).

12.3 Termination.

12.3.1 Termination for Convenience by Sanofi. Sanofi shall have the right to terminate any or all Programs at any time after the Effective Date on [***] days prior written notice to Pieris [***].

12.3.2 Termination for Breach. Subject to Section 4.5 in relation to Sanofi’s failure to comply with its diligence obligations, either Party shall be entitled to terminate any Program(s) by written notice to the other with immediate effect if the other Party breaches any of its material obligations under this Agreement in relation to such Program(s) and fails to cure such breach within [***] days following its receipt of written notice thereof from the terminating Party if such breach is curable within the aforesaid period; provided, however, prior to giving any notice for breach, the Parties shall first attempt to resolve any disputes as to the existence of any breach as set forth in Section 13.3.

12.3.3 Termination for Insolvency. Either Party may terminate any or all Programs under this Agreement by written notice to the other with immediate effect if the other Party becomes insolvent, is compelled to file bankruptcy or is determined otherwise imminently subject to control by a bankruptcy trustee or its equivalent pursuant to the laws of the jurisdiction in which such Party is doing business.

12.3.4 [***]. [***]including, without limitation,[***]hereunder, or [***]thereof or [***] (including, without limitation, [***] thereof (each, a [***]).

12.3.5 Termination of Agreement. Any termination of the last Program pursued under this Agreement shall constitute a termination of this Agreement.

12.4 Effect of Termination or Expiration of Programs or Agreement. In case of any termination or expiration of any Program(s), all rights and obligations of the Parties shall cease immediately with respect to the relevant Program(s) only, as applicable, unless otherwise indicated in this Section below or elsewhere in this Agreement. Upon expiration (but, for the avoidance of doubt, not termination) of the Agreement Sanofi shall be entitled to continue to exploit Licensed Products in its discretion without any payment to Pieris.

12.4.1 Obligations Accrued. Expiration or termination of this Agreement or termination of any Program shall not relieve the Parties of any obligation accruing prior to such expiration or termination.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

12.4.2 Survival. The provisions of Sections 5.10.3, 5.10.4, 5.10.7, 6.1, 6.2, Section 8, Section 9, Section 10, 12.5 and Section 13 shall survive any termination of any Program or termination or expiration of this Agreement.

12.5 Transfer of Terminated Program Under Certain Circumstances. If any Program is terminated (i) by Pieris in accordance with Section 12.3.2 (termination for breach by Sanofi), or (ii) by Sanofi in accordance with Section 12.3.1 (termination for convenience) (such Program hereinafter referred to as the “Terminated Program”), the following terms and conditions shall apply in relation to the Terminated Program:

12.5.1 Sanofi shall as promptly as practicable transfer to Pieris or Pieris’ designee (i) possession and ownership of all material governmental or regulatory correspondence, filings and approvals (including all Marketing Authorizations) relating to the development, manufacture or commercialization of all Licensed Products under the Terminated Program, (ii) copies of all data, reports, records and materials in Sanofi’s possession or control relating to the development, manufacturing or commercialization of all Licensed Products under such Program, including all non-clinical and clinical data relating to any Licensed Products (provided that in relation to data, reports, records and materials which are required by Pieris to establish the manufacturing of the Licensed Product, this obligation shall only apply to the extent that Sanofi does not continue to manufacture and supply the relevant Licensed Product in accordance with Section 12.5.4 below), and (iii) all records and materials in Sanofi’s possession or control containing Confidential Information of Pieris relating to the Terminated Program.

12.5.2 Sanofi shall appoint Pieris as Sanofi’s agent for all Licensed Product-related matters under the Terminated Program involving Regulatory Authorities until all Marketing Authorizations and other regulatory filings and approvals have been transferred to Pieris or its designee, it being agreed that both Parties shall use [***] to have this transfer occur as rapidly as feasible.

12.5.3 If [***], then Sanofi shall appoint Pieris as its exclusive distributor of such Licensed Product and grant Pieris the right to appoint sub-distributors, until such time as all Marketing Authorizations have been transferred to Pieris or its designee it being agreed that both Parties shall [***] have this transfer occur as rapidly as feasible.

12.5.4 If a Sanofi Party is manufacturing a Licensed Product under a Terminated Program, then at Pieris’s option Sanofi shall supply such Licensed Product to Pieris at [***] or, if termination occurs [***], [***], until such time [***], and Pieris has procured or developed its own source of Licensed Product supply, provided that [***] and provided further that [***]. [***]agrees that notwithstanding the foregoing, [***], provided that [***].

12.5.5 Subject to Section 12.5.4, if Pieris so requests, Sanofi shall transfer to Pieris any Third Party agreement relating to the development, manufacture or commercialization of a Licensed Product under a Terminated Program, to which Sanofi is a party, provided that such Third Party agreement permits such a transfer (and Sanofi hereby covenants to [***] obtain consent from the concerned Third Party to such a transfer) and provided further that, in relation to agreements relating to the manufacture of Licensed Products, this obligation shall only apply to the extent that Sanofi does not continue to manufacture and supply the relevant Licensed Product in accordance with Section 12.5.4 above.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

12.5.6 Sanofi shall (i) assign ownership of Intellectual Property that relate solely to the Licensed Product under a Terminated Program to Pieris, as such Intellectual Property is in existence on the date of termination of the Program and (ii) grant Pieris a non-exclusive right and license, with the right to grant sublicenses upon Sanofi’s prior written consent which may not be unreasonably withheld or delayed (for the avoidance of doubt and by way of example and not limitation,[***]), under all other Sanofi Background IP related to that Terminated Program and all other Sanofi Foreground IP related to that Terminated Program, for the sole purpose of developing, manufacturing and commercializing any Program Compound(s) which has/have been the subject of the Terminated Program or any pharmaceutical product containing any such Program Compound(s) in the Field in the Territory, and for no other purpose. If any of Sanofi Background IP or Sanofi Foreground IP has been licensed from Third Parties, Sanofi will sublicense or assign its rights under such Intellectual Property only to the extent it is able to do so.

12.5.7 To the extent [***], the license granted pursuant to Section 12.5.6(ii) above shall be royalty-free, fully-paid and perpetual except for Intellectual Property licensed from Third Parties for which, to the extent Sanofi is able to sublicense or assign its rights, any obligation of Sanofi to the Third Party will be assumed by Pieris. In particular, Pieris will be responsible for any milestones and royalties obligations related to such Third Party Intellectual Property. To the extent [***], the license granted pursuant to Section 12.5.6(ii) above shall be subject to the following royalty payments to be made by Pieris to Sanofi on the Net Sales of pharmaceutical products containing one or more Program Compounds of the Terminated Product made by Pieris, its Affiliates, sublicensees or sublicensees’ Affiliates (and the definition of “Net Sales” shall apply mutatis mutandis to such sales):

Time of Termination	Royalty Rate
[***]	[***	]%
[***]	[***	]%
[***]	[***	]%
[***]	[***	]%

The above royalty rates shall be [***] on a [***] basis in [***].

The above royalty shall be payable by Pieris to Sanofi on [***] and on a [***] basis for a period [***] under this Section 12.5.7:

Time of Termination	Maximum Aggregate Royalty Amount
[***]	EUR	[***	]
[***]	EUR	[***	]
[***]	EUR	[***	]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

Sections 5.9 and 5.10 shall apply reciprocally to royalty payments by Pieris under this Section 12.5.7.

For the sake of clarity, any milestone and royalty payments [***] in accordance to the terms of such sublicense or assignment.

12.5.8 If Sanofi decides to no longer maintain any patent that is subject to such license, Sanofi shall notify Pieris thereof and Pieris shall have [***] days to notify Sanofi whether it is interested to have the concerned patent(s) assigned to Pieris or not and if Pieris fails to notify its interest Sanofi shall not be obligated to maintain the concerned patent and the license to Pieris shall be terminated as regards such patent(s).

12.5.9 Sanofi shall execute all documents and take all such further actions as may be reasonably requested by Pieris in order to give effect to the terms of this Section 12.5.

SECTION 13

GENERAL PROVISIONS

13.1 Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties to the other shall be in writing and delivered through registered mail with acknowledgement of receipt, and addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor, and shall be effective upon receipt by the addressee.

If to Sanofi:

Sanofi Pasteur SA 2 avenue Pont Pasteur 69007 Lyon, France Attention : General Counsel

Sanofi-Aventis 174 avenue de France 75013 Paris, France Attention : Legal Operations With a copy to : Licenses Administration

If to Pieris:	Pieris AG
Lise-Meitner-Str. 30
85354 Freising, Germany
Attention : Chief Executive Officer

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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13.2 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of Germany, without regard to the conflicts of law principles thereof.

13.3 Dispute Resolution. The Parties recognize that disputes as to certain matters may from time to time arise which relate to either Party’s rights and/or obligations hereunder. It is the intent and objective of the Parties to establish procedures to facilitate the resolution of such disputes in an expedient manner by mutual cooperation and without resort to litigation. Accordingly, any controversy or claim arising out of or relating to this Agreement, including any such controversy or claim involving Affiliates of any Party (each, a “Dispute”), shall be resolved as set forth in this Sections 13.3.

13.3.1 Escalation. Any Dispute shall be brought to the attention of a senior management representative of each Party, who shall attempt to resolve the Dispute in good faith. If, however, the senior management representatives of the Parties are unable to resolve a Dispute within [***] days of being requested by a Party to do so, the CEOs or presidents (or their respective designee, provided the designee has authority to resolve the Dispute) of the Parties shall attempt in good faith to promptly resolve such Dispute within thirty [***] days. If, following this subsequent thirty [***]day period, the Dispute remains unresolved, then, Sections 13.3.2-13.3.4 shall apply.

13.3.2 [***]. Following the process set forth in Section 13.3.1, any Dispute, other than Disputes which are specifically required to be decided by a neutral third party expert [***]. [***]

13.3.3 Attorneys Fees and Costs. Except as specifically provided in this Agreement, in the event of any dispute between the Parties arising out of or relating to this Agreement, the prevailing Party shall be entitled to recover from the unsuccessful Party all costs, expenses and actual attorneys’ fees relating to or arising from (i) any litigation, arbitration or mediation relating to or arising from, this Agreement; and/or (ii) the enforcement of any judgment or award resulting from any such litigation, arbitration or mediation. Any such judgment or award shall contain a specific provision for the recovery of all costs, expenses and actual attorneys’ fees incurred in enforcing any such judgment or award.

13.3.4 Third Party Expert Proceedings. In the event of a dispute on the fair market value [***] as set forth in Section 1.29, either Party may initiate the resolution procedure contained in this Section 13 by delivery of written notice to the other Party thereof. If a Party delivers such notice, then within [***] days after the other Party’s receipt of such notice, the Parties shall either (i) discuss in good faith and agree upon a mutually acceptable independent expert to decide on the question in dispute, or (ii) if the Parties cannot reach such agreement within such [***] day period, then each Party shall designate one (1) independent expert within an additional period of [***] days, and a third (3rd) independent expert shall be appointed by the two (2) experts designated by the Parties. After the designation of the one (1) or three (3) (as applicable) experts, the Parties shall reasonably comply with the requests of such expert(s) with the objective of reaching a decision on the question in dispute within [***] days after such expert(s) have been designated. The conclusion of the one (1) expert designated, or the majority of the three (3) experts designated (as applicable), shall be binding

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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upon the Parties. All costs and expenses of the third party experts shall be shared between the Parties. Each Party shall bear its own costs in connection with any such third party expert proceeding.

13.4 Assignment. Except as otherwise expressly provided under this Agreement, neither Party may assign or otherwise transfer this Agreement or any right or obligation hereunder (whether voluntarily, by operation of law or otherwise), without the prior express written consent of the other Party; provided however, that (i) in the event a Party is acquired or is to be acquired by a third party by merger, acquisition, or the sale of substantially all of the assets of the division of such Party to which the subject matter of this Agreement relates, then such Party may effect such an assignment or transfer to such acquiring Third Party without the consent of the other Party, (ii) Sanofi shall be permitted to effect such an assignment or transfer to any of its Affiliates, without the consent of Pieris, and (iii) following the conclusion of Phase A for the last Program, Pieris shall be permitted to effect such an assignment or transfer to any of its Affiliates, with the consent of Sanofi which shall not be unreasonably withheld. Any purported assignment or transfer in violation of this Section 13.4 shall be null and void.

13.5 Severability. Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, said renegotiated term, covenant or condition being deemed to be effective as of the Effective Date, it being the intent of the Parties that the basic purposes of this Agreement and the economical balance between the Parties as contemplated upon the execution of the Agreement are to be effectuated as nearly as possible.

13.6 Headings. The captions to the sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the sections hereof.

13.7 Terminology. Unless otherwise expressly specified, all references to days, months, quarters, semesters, years and the like shall mean calendar days, months, quarters, semesters, half-years or years and the words monthly, quarterly, annual or annually shall be considered as being references to calendar periods of time.

13.8 Independent Contractors. Nothing in this Agreement or in the course of business between Pieris and Sanofi shall make or constitute either Party a partner, employee, joint venturer or agent of the other. Neither Party shall have any right or authority to commit or legally obligate or bind the other in any way whatsoever including, without limitation, the making of any agreement, representation or warranty.

13.9 Waiver. The terms or conditions of this Agreement may be waived only by a written instrument executed by the Party waiving the benefit of a right hereunder. The waiver by a Party of any right hereunder shall not be deemed a continuing waiver of such right or of another right hereunder, whether of a similar nature or otherwise.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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13.10 Modification. This Agreement (including the attached Exhibit(s) and this Section 13.10) shall not be amended or otherwise modified without a written document signed by a duly authorized representative of each Party. In the event that the terms of any Exhibit are inconsistent with the terms of this Agreement, this Agreement shall control, unless otherwise explicitly agreed to in writing by the Parties.

13.11 Entire Agreement. This Agreement (including the attached Exhibit(s)) contains the entire understanding of the Parties with respect to the subject matter hereof. All other express or implied representations, agreements and understandings with respect to the subject matter hereof, either oral or written, heretofore made are expressly superseded by this Agreement.

13.12 Counterparts; Facsimile. This Agreement may be executed in counterparts, each and every one of which shall be deemed an original and all of which together shall constitute one and the same instrument. Signing and delivery of this Agreement may be evidenced by an electronic transmission of the signed signature page to the other Party, provided however that such electronic signing and delivery is confirmed in written paper copy signed by and delivered to each Party promptly following electronic signing and delivery.

[Signatures continued on the following page]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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IN WITNESS WHEREOF, the Parties have executed this Agreement in triplicate as of the Effective Date.

PIERIS AG

By :	/s/ Stephen Yoder

Name :	Stephen Yoder

Title :	Chief Executive Officer

SANOFI- AVENTIS

By:	/s/ Philippe Goupit

Name :	Philippe Goupit

Title :	Vice President, Corporate Licenses

SANOFI-PASTEUR SA

By :	/s/ Wayne Pisano

Name :	Wayne Pisano

Title :	Chairman & Chief Executive Officer

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT 1.3

ANTICALIN TECHNOLOGY

Technology appendix

Anticalin Technology shall mean Anticalin Libraries, Anticalin Selection, Anticalin Expression and Anticalin Half-life Extension methods

Anticalin Libraries shall mean [***]

Anticalin Selection shall mean [***].

Anticalin Expression shall mean [***]

Anticalin Half-life Extension shall mean [***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT 1.10

DEVELOPMENT PLAN

GENERIC CHECKLIST FOR IND ENABLING STUDIES

[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT 1.39

PIERIS BACKGROUND PATENT RIGHTS as of the Effective Date

PCT/DE/98/02898	Anticalins, filed: 25.09.1998

PCT/EP02/10490	Muteins of Human Neutrophil Gelatinase-Associated Lipocalin and Related Proteins, filed: 18.09.2002

PCT/EP04/009447	Muteins of Tear Lipocalin, filed: 24.08.2004

PCT/EP07/057971	Muteins of Tear Lipocalin and Methods for Obtaining the Same, filed: 01.08.2007

PCT/EP09/057925*	Muteins of hNGAL and Related Proteins with affinity for a given Target, filed: 24.06.2009

US prov. 61/267,098	Muteins of Human Lipocalin 2 (Lcn2, hNGAL) with affinity for a given target, filed: 07.12.2009

*:	owned by TUM, exclusive license to Pieris with right to grant sublicenses

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT 1.45

PROGRAM PLANS FOR INITIAL PROGRAMS

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Success Criteria: Key defined Deliverables, Milestones and Decision points [***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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Gantt chart for Phase A of [***]

[***]

[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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[***][***]Success Criteria: key defined Deliverables, Milestones and Decision points [***]Key defined deliverables, milestones and decision points for SA1.1/1.3:

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]Key defined deliverables, milestones and decision points for SA1.2:

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]Gantt chart for Phase A of [***]

[***]

[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT 2.1

Program and Section 6.3 License Request Form

(To be completed for each Program)

Target(s) requested pursuant to Section 2.1 of the COLLABORATION AND LICENSE AGREEMENT (define: by common name(s), accession number, and amino acid sequence, if possible):

SANOFI

By:

Name:

Title:

this day of ,

PIERIS

By:

Name:

Title:

this day of ,

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT 2.6

Program Requests / Responses

[***]

Such programs being described in detail in Exhibit 1.45

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.